BARON

FUNDS®

Baron Fifth Avenue Growth Fund

Supplement dated October 26, 2011

to Summary Prospectus dated January 28, 2011

Effective November 1, 2011, Baron Fifth Avenue Growth Fund will be managed by Alex Umansky.

Effective November 1, 2011, the Summary Prospectus of the Fund is modified as follows:

On page 4 of the Summary Prospectus, the sentence “Portfolio Manager. Randall Haase has been the portfolio manager of the Fund since May 1, 2006.” under “Management” is deleted in its entirety and replaced with the following sentence: “Portfolio Manager. Alex Umansky has been the portfolio manager of the Fund since November 1, 2011.”

This information supplements the Summary Prospectus dated January 28, 2011. This Supplement, the Summary Prospectus and the Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.